UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)
October 26, 2006 (October 20, 2006)
UNIVERSAL COMPRESSION PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-33078 (Commission File Number)	22-3935108 (IRS Employer Identification No.)
4444 Brittmoore Road
Houston, TX 77041
(Address of principal executive office)
(713) 335-7000
(Registrants’ telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.
General
     As previously reported on Form 8-K, on October 16, 2006, Universal Compression Partners, L.P. (the “Partnership”) entered into a Purchase Agreement (the “Purchase Agreement”) with Universal Compression Holdings, Inc. (“UCH”), UCO GP, LLC (“GP LLC”), UCO General Partner, LP, the general partner of the Partnership (the “General Partner”), and the Underwriters named therein providing for the offer and sale in a firm commitment underwritten offering (the “Offering”) of 5,500,000 common units representing limited partner interests in the Partnership (“Common Units”) at a price of $21.00 per Common Unit ($19.635 per Common Unit, net of underwriting discount). Pursuant to the Purchase Agreement, the Partnership granted the Underwriters a 30-day option to purchase up to an additional 825,000 Common Units (the “Option”) to cover over-allotments, if any, on the same terms as those Common Units sold by the Partnership.
     The transactions contemplated by the Purchase Agreement, including the Underwriters’ exercise of the Option, were consummated on October 20, 2006.
Credit Agreement
     On October 20, 2006, the Partnership, as guarantor, and UC Operating Partnership, L.P., a wholly owned subsidiary of the Partnership (“Operating Partnership”), entered into a senior secured credit agreement (the “Credit Agreement”) with a syndicate of lenders and financial institutions named therein as parties thereto and Wachovia Bank, National Association, as Administrative Agent, Deutsche Bank Trust Company Americas, as Syndication Agent, and Fortis Capital Corp. and Wells Fargo Bank, National Association, as Co-Documentation Agents.
     The new credit facility under the Credit Agreement consists of a five-year $225 million revolving credit facility, of which approximately $125 million was drawn at closing. Borrowings under the Credit Agreement are secured by substantially all of the personal property assets of the Operating Partnership and the Partnership. In addition, all of the capital stock of the domestic restricted subsidiaries, except for subsidiaries used in connection with any asset backed securitization facility, has been pledged to secure the obligations under the Credit Agreement. Under the Credit Agreement, the revolving credit facility currently bears interest at the Operating Partnership’s option, at the higher of the Administrative Agent’s prime rate plus 0.25% or LIBOR plus 1.25%, in each case based upon the Partnership’s total leverage ratio.
     The Operating Partnership used approximately $125 million advanced under the Credit Agreement to repay indebtedness assumed by the Operating Partnership and the Partnership from UCH in connection with the Operating Partnership’s acquisition of a portion of UCH’s domestic contract compression business.
     Under the Credit Agreement, the Operating Partnership and the Partnership are subject to certain limitations, including limitations on their ability: to incur additional debt or sell assets, with restrictions on the use of proceeds; to make certain investments and acquisitions; to grant liens; and to pay dividends and distributions. The Credit Agreement contains certain affirmative covenants to deliver capital stock of newly created subsidiaries, and to provide guarantees from the Partnership and any domestic subsidiary which generates EBITDA (which is defined for the purposes of determining guarantors as gross revenues of such domestic subsidiary for such period less the cost of sales (excluding depreciation expenses to the extent such expenses were deducted)) exceeding 7.5% of the EBITDA of the Partnership and all of its subsidiaries taken as a whole. The Operating Partnership and the Partnership are also subject to financial covenants which include a total debt to EBITDA ratio and an interest coverage ratio. The Credit Agreement specifies a number of events of default (many of which are subject to applicable cure periods), including, among others, the failure to make payments when due, defaults under other agreements or instruments of indebtedness, change of control and noncompliance with covenants. Upon the occurrence of an event of default, the lenders may terminate the facility and declare all amounts outstanding to be immediately due and payable.
     A copy of the Credit Agreement is filed as Exhibit 10.1 to this Form 8-K and is incorporated in this Item 1.01 by reference.

Contribution, Conveyance and Assumption Agreement
     The description of the Contribution, Conveyance and Assumption Agreement (the “Contribution Agreement”) described below under Item 2.01 is incorporated in this Item 1.01 by reference. A copy of the Contribution Agreement is filed as Exhibit 10.2 to this Form 8-K and is incorporated in this Item 1.01 by reference.
Omnibus Agreement
     On October 20, 2006, the closing date of the transactions contemplated by the Purchase Agreement, the Partnership entered into an omnibus agreement (the “Omnibus Agreement”) with the Operating Partnership, GP LLC, the General Partner, Universal Compression, Inc. (“UCI”), UCH and UCLP OLP GP LLC (“OLP GP”). As more fully described in the Partnership’s final prospectus (the “Prospectus”) dated October 16, 2006 (File No. 333-135351) and filed on October 17, 2006 with the Securities and Exchange Commission (the “Commission) pursuant to Rule 424(b)(1) under the Securities Act of 1933, as amended (the “Securities Act”), the Omnibus Agreement governs several relationships between the Partnership and UCH, including:
i.	Certain agreements not to compete between UCH, the Partnership and their respective affiliates;

ii.	UCH’s obligation to provide all operational staff, corporate staff and support services reasonably necessary to run the Partnership’s business and the Partnership’s obligation to reimburse UCH for the provision of such services;

iii.	The terms under which UCH, the Partnership and their respective affiliates may transfer compression equipment among one another to meet their respective compression services obligations;

iv.	The terms under which the Partnership may purchase newly-fabricated compression equipment from UCH;

v.	UCH’s license of certain intellectual property to the Partnership, including the Partnership’s logo; and

vi.	UCH’s obligation to indemnify the Partnership for certain liabilities and the Partnership’s obligation to indemnify UCH for certain liabilities.
     A copy of the Omnibus Agreement is filed as Exhibit 10.3 to this Form 8-K and is incorporated in this Item 1.01 by reference.
Long-Term Incentive Plan
     On October 20, 2006, the Universal Compression Partners, L.P. Long-Term Incentive Plan (the “LTIP”) became effective for employees, consultants and directors of GP LLC, UCH and their affiliates. As more fully described in the Prospectus, the LTIP consists of the following components: options, restricted units, phantom units and unit awards. Subject to adjustment for certain events, an aggregate of 625,000 Common Units may be delivered pursuant to awards under the LTIP. Common Units withheld to satisfy exercise prices or tax withholding obligations are available for delivery pursuant to other awards. The LTIP will be administered by the board of directors of GP LLC or the compensation committee thereof, referred to as the plan administrator.
     The plan administrator may terminate or amend the LTIP at any time with respect to any units for which a grant has not yet been made. The plan administrator also has the right to alter or amend the LTIP or any part of the LTIP from time to time, including increasing the number of units that may be granted subject to unitholder approval as required by the exchange upon which the Common Units are listed at that time. However, no change in any outstanding grant may be made that would materially reduce the benefits of the participant without the consent of the participant.
     A copy of the LTIP was filed as Exhibit 10.2 to Amendment No. 3 to the Partnership’s Registration Statement on Form S-1 (File No. 333-135351) filed on October 4, 2006 and is incorporated into this Item 1.01 by reference.
Relationships
     Each of the Partnership, GP LLC, the General Partner, the Operating Partnership and the other parties to the Credit Agreement, Contribution Agreement and Omnibus Agreement are direct or indirect subsidiaries of UCH. As a result, certain individuals, including officers and directors of UCH and GP LLC, serve as officers and/or directors of more than one of such entities. As described in Item 2.01 below, the General Partner, as the general partner of the Partnership, holds a 2% general partner interest and incentive distribution rights in the Partnership. In addition, some of the Underwriters and their affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with UCH and its subsidiaries or with the Partnership and its subsidiaries. Merrill Lynch, Pierce, Fenner & Smith Incorporated, an Underwriter of the Offering, provided a fairness opinion to UCI, in connection with UCI’s contribution of assets to the Partnership in connection with the Offering, and received a structuring fee from UCH in connection with the completion of the Offering. In addition, affiliates of Deutsche Bank Securities Inc. and Wachovia Capital Markets, LLC, each Underwriters of the Offering, were lenders under the Credit Agreement and the senior secured credit agreement that UCH and its subsidiaries entered into on October 20, 2006.
Item 2.01 Completion of Acquisition or Disposition of Assets.
Contribution, Conveyance and Assumption Agreement
     On October 20, 2006, the Partnership entered into the Contribution Agreement with GP LLC, the General Partner, the Operating Partnership, UCI, UCO Compression 2005 LLC (“2005”), UCLP Leasing, L.P., UCI MLP LP LLC, UCI GP LP LLC, OLP GP, and UCLP Leasing GP LLC, as contemplated by the Prospectus. Immediately prior to the closing of the Offering, the following transactions, among others, occurred pursuant to the Contribution Agreement:
i.	The conveyance or contribution of specified compression equipment and related compression services customer contracts owned by UCI and 2005 to the Operating Partnership and its subsidiaries;

ii.	The transfer of the Operating Partnership and its subsidiaries to the Partnership;

iii.	The issuance of the incentive distribution rights to the General Partner and the continuation of its 2.0% general partner interest in the Partnership;

iv.	The Partnership’s assumption of debt from and issuance of 825,000 Common Units and 6,325,000 Subordinated Units to UCI in exchange for the contributed assets; and

v.	The Partnership’s redemption of the 825,000 Common Units issued to UCI in exchange for the net proceeds received by the Partnership from the issuance of 825,000 additional Common Units pursuant to the Option.
     These transfers and distributions were made in a series of steps outlined in the Contribution Agreement. As noted in Item 1.01 above, the Partnership has certain relationships with certain parties to the Contribution Agreement.
     A copy of the Contribution Agreement is filed as Exhibit 10.2 to this Form 8-K and is incorporated in this Item 2.01 by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The description of the Credit Agreement described above under Item 1.01 is incorporated in this Item 2.03 by reference. A copy of the Credit Agreement is filed as Exhibit 10.1 to this Form 8-K and is incorporated in this Item 2.03 by reference.
Item 3.02 Unregistered Sales of Equity Securities.
     The description in Item 2.01 above of the issuance by the Partnership on October 20, 2006 in connection with the consummation of the transactions contemplated by the Contribution Agreement of 825,000 Common Units and 6,325,000 Subordinated Units to UCI is incorporated herein by reference. The foregoing transaction was undertaken in reliance upon the exemption from the registration requirements of the Securities Act afforded by Section 4(2). The Partnership believes that exemptions other than the foregoing exemption may exist for these transactions. Each of such Subordinated Units will convert into one Common Unit at the end of the subordination period. Unless earlier terminated pursuant to the terms of the partnership agreement of the Partnership, the subordination period will extend until the first day of any quarter beginning after September 30, 2011 that the Partnership meets the financial tests set forth in the partnership agreement of the Partnership, but may end as soon as September 30, 2008 if the Partnership meets additional financial tests.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.
     On October 20, 2006, the Partnership amended and restated its Agreement of Limited Partnership in connection with the closing of the Offering. A description of the First Amended and Restated Agreement of Limited Partnership is contained in the section entitled “The Partnership Agreement” of the Prospectus and is incorporated herein by reference. A copy of the First Amended and Restated Agreement of Limited Partnership as adopted is filed as Exhibit 3.1 to this Form 8-K and is incorporated into this Item 5.03 by reference.
     On October 20, 2006, the General Partner amended and restated its Agreement of Limited Partnership. A copy of the Amended and Restated Agreement of Limited Partnership as adopted is filed as Exhibit 3.2 to this Form 8-K and is incorporated into this Item 5.03 by reference.
     On October 20, 2006, GP LLC amended and restated its Limited Liability Company Agreement. A copy of the Amended and Restated Limited Liability Company Agreement as adopted is filed as Exhibit 3.3 to this Form 8-K and is incorporated into this Item 5.03 by reference.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits

Exhibit
Number	Description
Exhibit 3.1	First Amended and Restated Agreement of Limited Partnership of Universal Compression Partners, L.P.

Exhibit 3.2	Amended and Restated Agreement of Limited Partnership Agreement of UCO General Partner, LP.

Exhibit 3.3	Amended and Restated Limited Liability Agreement of UCO GP, LLC.

Exhibit 10.1
Senior Secured Credit Agreement, dated October 20, 2006, by and among UC Operating Partnership, L.P., as Borrower, Universal Compression Partners, L.P., as Guarantor, Wachovia Bank, National Association, as Administrative Agent, Deutsche Banc Trust Company Americas, as Syndication Agent, Fortis Capital Corp and Wells Fargo Bank, National Association, as Co-Documentation Agents and the other lenders signatory thereto.

Exhibit 10.2
Contribution, Conveyance and Assumption Agreement, dated October 20, 2006, by and among Universal Compression Partners, L.P., UCO GP, LLC, UCO General Partner, LP, UC Operating Partnership, L.P., Universal Compression, Inc., UCO Compression 2005 LLC, UCLP Leasing, L.P., UCI MLP LP LLC, UCI GP LP LLC, UCLP OLP GP LLC, and UCLP Leasing GP LLC.

Exhibit 10.3
Omnibus Agreement, dated October 20, 2006, by and among Universal Compression Partners, L.P., UC Operating Partnership, L.P., UCO GP, LLC, UCO General Partner, LP, Universal Compression, Inc., Universal Compression Holdings, Inc. and UCLP OLP GP LLC.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNIVERSAL COMPRESSION PARTNERS, L.P.
	By:	UCO General Partner, LP, its general partner

	By:	UCO GP, LLC, its general partner

Dated: October 26, 2006	By:	/s/ DANIEL K. SCHLANGER
Daniel K. Schlanger
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
Exhibit 3.1	First Amended and Restated Agreement of Limited Partnership of Universal Compression Partners, L.P.

Exhibit 3.2	Amended and Restated Agreement of Limited Partnership Agreement of UCO General Partner, LP.

Exhibit 3.3	Amended and Restated Limited Liability Agreement of UCO GP, LLC.

Exhibit 10.1
Senior Secured Credit Agreement, dated October 20, 2006, by and among UC Operating Partnership, L.P., as Borrower, Universal Compression Partners, L.P., as Guarantor, Wachovia Bank, National Association, as Administrative Agent, Deutsche Banc Trust Company Americas, as Syndication Agent, Fortis Capital Corp and Wells Fargo Bank, National Association, as Co-Documentation Agents and the other lenders signatory thereto.

Exhibit 10.2
Contribution, Conveyance and Assumption Agreement, dated October 20, 2006, by and among Universal Compression Partners, L.P., UCO GP, LLC, UCO General Partner, LP, UC Operating Partnership, L.P., Universal Compression, Inc., UCO Compression 2005 LLC, UCLP Leasing, L.P., UCI MLP LP LLC, UCI GP LP LLC, UCLP OLP GP LLC, and UCLP Leasing GP LLC.

Exhibit 10.3
Omnibus Agreement, dated October 20, 2006, by and among Universal Compression Partners, L.P., UC Operating Partnership, L.P., UCO GP, LLC, UCO General Partner, LP, Universal Compression, Inc., Universal Compression Holdings, Inc. and UCLP OLP GP LLC.